Exhibit 10.1

                 SECOND AMENDMENT AND WAVIER TO CREDIT AGREEMENT


                            Dated as of July 9, 2004

     This SECOND AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Agreement") is among IONICS, INCORPORATED, a Massachusetts corporation (the "Borrower"), UBS AG, STAMFORD BRANCH, in its capacity as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and as collateral agent for the Secured Parties (in such capacity, the "Collateral Agent") and the Lenders signatory hereto, and is made pursuant to that certain Credit Agreement dated as February 13, 2004, as amended by that certain First Amendment to Credit Agreement dated as of March 15, 2004 (as further amended, modified, restated or supplemented from time to time, the "Credit Agreement"), among IONICS, INCORPORATED, a Massachusetts corporation, the Subsidiary Guarantors, the Lenders, the Administrative Agent, the Collateral Agent, UBS SECURITIES LLC, as lead arranger (in such capacity, the "Arranger"), sole bookmanager and documentation agent (in such capacity, the "Documentation Agent"), FLEET SECURITIES, INC. and BANK OF AMERICA, N.A., as syndication agents (in such capacity, the "Syndication Agents"), WACHOVIA BANK, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as co-documentation agents (in such capacity, the "Co-Documentation Agents"), UBS LOAN FINANCE LLC, as swingline lender (in such capacity, "Swingline Lender"), and HSBC BANK USA, as issuing bank (in such capacity, the "Issuing Bank").

     Terms used but not otherwise defined in this Agreement shall have the meaning ascribed to such terms in the Credit Agreement.

                             PRELIMINARY STATEMENTS:

     1. The Borrower has requested that the Required Lenders agree to (i) delete in its entirety existing Schedule 6.04(b) to the Credit Agreement (the "Existing Schedule") and replace it with replacement Schedule 6.04(b) to the Credit Agreement, attached hereto as Exhibit A (the "Replacement Schedule"), (ii) make such other amendments to Section 6.04(c)(ii) as set forth herein, (iii) waive for all periods from February 13, 2004 through the Amendment Effective Date (as defined below) the provisions of Section 6.04(b) of the Credit Agreement to the extent such provisions limit permitted Investments outstanding on the Closing Date to those Investments identified on the Existing Schedule; provided all such Investments outstanding on the Closing Date shall be identified on the Replacement Schedule, (iv) waive the provisions of Section 2.08(a) of the Credit Agreement with respect to the first Interest Period following the Amendment Effective Date for the $167,900,025 Borrowing to the extent such provisions require that such Borrowing have Interest Periods ending on the numerically corresponding day in the calendar month that is one, two, three or six months after the date of conversion of such Borrowing from a Borrowing based on the Alternate Base Rate to a Borrowing based on the Adjusted LIBOR Rate; provided that such first Interest Period shall end on September 30, 2004; provided further that such first Interest Period shall be available to all Lenders, and
(v) waive any Default or Event of Default that may have arisen by reason of there being cash and Cash Equivalents in any account not subject to a Control Agreement in an aggregate amount in excess of $5 million in violation of the requirements set forth in Section 6.04(c)(ii) (provided that such amounts shall not have been in excess of $80 million) for all periods from February 13, 2004 through the Amendment Effective Date.

     2. Subject to the terms and conditions set forth below, the Required Lenders, the Administrative Agent, and the Collateral Agent are willing to so amend the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendments to Credit Agreement.

          a. Upon the terms and subject to the conditions set forth in this Agreement and in reliance on the representations and warranties of the Loan Parties set forth in this Agreement, the Credit Agreement is hereby amended such that the Existing Schedule shall be deleted in its entirety and replaced with the Replacement Schedule.

          b. Upon the terms and subject to the conditions set forth in this Agreement and in reliance on the representations and warranties of the Loan Parties set forth in this Agreement, Section 6.04(c)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "(ii) invest in, acquire and hold cash and Cash Equivalents (provided that any such amounts constituting cash and Cash Equivalents that are held in any account that is not then subject to a Control Agreement in favor of the Collateral Agent for the benefit of the Secured Parties (other than cash and Cash Equivalents (a) generated from the operations of Foreign Subsidiaries that are not required to pledge their assets pursuant to the last sentence of Section 5.11(b) (any such Foreign Subsidiary, an "Excluded Foreign Subsidiary") or (b) generated from the disposition of assets of an Excluded Foreign Subsidiary or the repayment of an intercompany loan owing to an Excluded Foreign Subsidiary, in each case, in a transaction not prohibited by the terms of this Agreement and, in each case, to the extent held by an Excluded Foreign Subsidiary in an account of such Excluded
     Foreign Subsidiary) shall not exceed $5 million in the aggregate at any time outstanding),"

          2. Waivers.

          a. Required Lenders hereby waive for all periods from February 13, 2004 through the Amendment Effective Date the provisions of Section 6.04(b) of the Credit Agreement to the extent such provisions limit permitted Investments outstanding on the Closing Date to those Investments identified on the Existing Schedule; provided all such Investments outstanding on the Closing Date shall be identified on the Replacement Schedule.

          b. Required Lenders hereby waive the provisions of Section 2.08(a) of the Credit Agreement with respect to the first Interest Period after the Amendment Effective Date for the $167,900,025 Borrowing to the extent such provisions require that such Borrowing have Interest Periods ending on the numerically corresponding day in the calendar month that is one, two, three or six months after the date of conversion of such Borrowing from a Borrowing based on the Alternate Base Rate to a Borrowing based on the Adjusted LIBOR Rate; provided that such first Interest Period shall end on September 30, 2004; provided further that such first Interest Period shall be available to all Lenders.

          c. Required Lenders hereby waive any Default or Event of Default that may have arisen by reason of there being cash and Cash Equivalents in any account not subject to a Control Agreement in an aggregate amount in excess of $5 million in violation of the requirements set forth in Section 6.04(c)(ii) (provided that such amounts shall not have been in excess of $80 million) for all periods from February 13, 2004 through the Amendment Effective Date.

          The waivers set forth in this Section 2 shall be effective only as to the matters set forth specifically herein and shall not entitle the Borrower to any other waiver or agreement with respect to any other matter.

          3. Conditions to Effectiveness. The effectiveness of this Agreement is conditioned upon the satisfaction of each of the following conditions precedent on or before July __, 2004; provided that once such conditions precedent have been satisfied this Agreement shall be deemed to be effective as of June 30, 2004 (such date, the "Amendment Effective Date"):

               a. the Administrative Agent shall have received counterparts of this Agreement signed by the Borrower, the Subsidiary Guarantors, the Required Lenders, the Administrative Agent and the Collateral Agent;

               b. each of the representations and warranties in Section 4 below shall be true and correct in all material respects as of the Amendment Effective Date and as of the date hereof;

               c. after giving effect to the amendments set forth in Section 1 hereof and the waivers set forth in Section 2 hereof, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement or any other Loan Document;

               d. the Administrative Agent shall have received payment in immediately available funds of all expenses incurred by the Administrative Agent (including, without limitation, legal fees) for which invoices have been presented, on or before the Amendment Effective Date; and

               e. the Administrative Agent shall have received satisfactory evidence that the execution, delivery and performance of this Agreement have been duly approved by all necessary corporate action of each Loan Party.

          4. Representations and Warranties. The Borrower and each of the other Loan Parties represents and warrants to the Administrative Agent, the Collateral Agent and each Lender as of the date hereof as follows:

               a. Authority. Each of the Loan Parties has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and under the Credit Agreement (as modified hereby). The execution, delivery and performance by the Borrower and each other Loan Party of this
          Agreement, the Credit Agreement (as modified hereby) and the transactions contemplated hereby and thereby have been duly approved by all necessary corporate action of such person and no other corporate proceedings on the part of each such person are necessary to consummate such transactions (except as expressly contemplated hereby and thereby).

               b. Due Execution; Enforceability. This Agreement has been duly executed and delivered by the Borrower and the other Loan Parties. Each of this Agreement and, after giving effect to this Agreement, the Credit Agreement and the other Loan Documents is the legal, valid and binding obligation of each Loan Party hereto and thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect. Neither the execution, delivery or performance of this Agreement or of the Credit Agreement (as modified hereby), nor the performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of the Collateral Agent's Lien, for the benefit of the Secured Parties, on any of the Collateral.

               c. Representations and Warranties. After giving effect to this Agreement, the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof.

               d. No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor performance of and compliance with the terms and provisions hereof by the Borrower or any Loan Party will, at the time of such performance, (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Loan Documents) upon or with respect to its properties.

               e. No Default. After giving effect to the amendments set forth in
          Section 1 hereof and the waivers set forth in Section 2 hereof, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any other Loan Document.

          5. Reference to and Effect on Credit Agreement.

               a. Upon and after the effectiveness of this Agreement, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

               b. Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, in each case as modified hereby.

               c. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

          6. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

          7. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                     IONICS, INCORPORATED



                     By: /s/Daniel M. Kuzmak
                         -------------------------------------------------
                         Name: Daniel M. Kuzmak
                         Title: Vice President and Chief Financial Officer

                     SUBSIDIARY GUARANTORS:

                     AQUA DESIGN, INC.
                     FIDELITY PUREWATER, INC.
                     FIDELITY WATER SYSTEMS, INC.
                     IONICS KOREA, INC.
                     IONICS LIFE SCIENCES, INC.
                     IONICS SECURITIES CORPORATION
                     IONICS ULTRAPURE WATER CORPORATION
                     RESOURCES CONSERVATION CO. INTERNATIONAL
                     SEPARATION TECHNOLOGY, INC.
                     SIEVERS INSTRUMENTS, INC.
                     ECOLOCHEM, INC.
                     ECOLOCHEM HOLDINGS, INC.
                     ECOLOCHEM JV HOLDINGS, INC.


                     By: /s/Stephen Korn
                         ------------------------------------------------
                         Name: Stephen Korn
                         Title: Secretary


                     ECOLOCHEM SERVICES - MEXICO, LLC
                     MOSON HOLDINGS, LLC

                     By: Ionics, Incorporated as Managing Member


                     By: /s/Stephen Korn
                         -----------------------------------------------
                         Name: Stephen Korn
                         Title: Vice President and General Counsel

                     UBS AG, STAMFORD BRANCH, as Administrative Agent
                       and Collateral Agent



                     By: /s/Wilfred V. Saint
                         ----------------------------------------------
                         Name: Wilfred V. Saint
                         Title: Director, Banking Products Services, US


                     By: /s/Salloz Sikka
                         ----------------------------------------------
                         Name: Salloz Sikka
                         Title: Associate Director, Banking Products
                                Services, US


                     LENDERS:



                     UBS LOAN FINANCE LLC, as a Lender



                     By: /s/Wilfred V. Saint
                         ----------------------------------------------
                         Name: Wilfred V. Saint
                         Title: Director, Banking Products Services, US


                     By: /s/Salloz Sikka
                         ----------------------------------------------
                         Name: Salloz Sikka
                         Title: Associate Director, Banking Products
                                Services, US



                     Northwoods Capital III, Limited
                     By: Angelo, Gordon & Co., L.P.,
                         as Collateral Manager



                     By: /s/John W. Fraser
                         ----------------------------------------------
                         Name: John W. Fraser
                         Title: Managing Director


                     Northwoods Capital II, Limited
                     By: Angelo, Gordon & Co., L.P.,
                         as Collateral Manager



                     By: /s/John W. Fraser
                         ----------------------------------------------
                         Name: John W. Fraser
                         Title: Managing Director


                     Northwoods Capital IV, Limited
                     By: Angelo, Gordon & Co., L.P.,
                         as Collateral Manager



                     By: /s/John W. Fraser
                         ----------------------------------------------
                         Name: John W. Fraser
                         Title: Managing Director

                     Bank of America, N.A., as a Lender



                     By: /s/John F. Lynch
                         ----------------------------------------------
                         Name: John F. Lynch
                         Title: Senior Vice President


                     Fleet National Bank, as a Lender



                     By: /s/John F. Lynch
                         ----------------------------------------------
                         Name: John F. Lynch
                         Title: Senior Vice President


                     Olympic Cloi Ltd., as a Lender



                     By: /s/John M. Casparian
                         ----------------------------------------------
                         Name: John M. Casparian
                         Title: Chief Operating Officer
                                Centre Pacific LLP (Manager)


                     Apex (IDM) CDO I, Ltd.
                     ELC (Cayman) Ltd. 1999-II
                     ELC (Cayman) Ltd. 1999-III
                     ELC (Cayman) Ltd. 2000-I
                     Tryon CLO Ltd. 2000-I
                     By: Babson Capital Management LLC as Collateral
                         Manager, as a Lender



                     By: /s/John W. Stelwagon
                         ----------------------------------------------
                         Name: John W. Stelwagon
                         Title: Managing Director


                     Babson CDO Ltd. 2003-I
                     By: Babson Capital Management LLC as Collateral
                         Manager, as a Lender



                     By: /s/John W. Stelwagon
                         ----------------------------------------------
                         Name: John W. Stelwagon
                         Title: Managing Director

                     Maplewood (Cayman) Limited
                     By: Babson Capital Management LLC under delegated
                         authority from Massachusetts Mutual LIfe Insurance Company as Investment Manager, as a Lender



                     By: /s/John W. Stelwagon
                         ----------------------------------------------
                         Name: John W. Stelwagon
                         Title: Managing Director


                     Massachusetts Mutual Life Insurance Company
                     By: Babson Capital Management LLC as Collateral
                         Advisor, as a Lender



                     By: /s/John W. Stelwagon
                         ----------------------------------------------
                         Name: John W. Stelwagon
                         Title: Managing Director


                     Seaboard CLO 2000 Ltd.
                     By: Babson Capital Management LLC as Collateral
                         Manager, as a Lender



                     By: /s/John W. Stelwagon
                         ----------------------------------------------
                         Name: John W. Stelwagon
                         Title: Managing Director


                     Suffield CLO, Limited
                     By: Babson Capital Management LLC as Collateral
                         Manager, as a Lender



                     By: /s/John W. Stelwagon
                         ----------------------------------------------
                         Name: John W. Stelwagon
                         Title: Managing Director


                     Simsbury CLO, Limited
                     By: Babson Capital Management LLC under delegated
                         authority from Massachusetts Mutual LIfe Insurance Company as Collateral Manager, as a Lender



                     By: /s/John W. Stelwagon
                         ----------------------------------------------
                         Name: John W. Stelwagon
                         Title: Managing Director


                     Somers CDO, Limited
                     By: Babson Capital Management LLC under delegated
                         authority from Massachusetts Mutual Life Insurance Company as Collateral Manager, as a Lender



                     By: /s/John W. Stelwagon
                         ----------------------------------------------
                         Name: John W. Stelwagon
                         Title: Managing Director


                     Bill & Melinda Gates Foundatioin
                     By: Babson Capital Management LLC as Investment
                         Advisor, as a Lender



                     By: /s/John W. Stelwagon
                         ----------------------------------------------
                         Name: John W. Stelwagon
                         Title: Managing Director

                     Senior Debt Portfolio
                     By: Boston Management and Research as Investment
                         Advisor, as a Lender



                     By: /s/Michael B. Botthof
                         ----------------------------------------------
                         Name: Michael B. Botthof
                         Title: Vice President


                     Eaton Vance Senior Income Trust
                     By: Eaton Vance Management as Investment
                         Advisor, as a Lender



                     By: /s/Michael B. Botthof
                         ----------------------------------------------
                         Name: Michael B. Botthof
                         Title: Vice President


                     Eaton Vance Institutional Senior Loan Fund
                     By: Eaton Vance Management as Investment
                         Advisor, as a Lender



                     By: /s/Michael B. Botthof
                         ----------------------------------------------
                         Name: Michael B. Botthof
                         Title: Vice President


                     Costantinus Eaton Vance CDO V. Ltd.
                     By: Eaton Vance Management as Investment
                         Advisor, as a Lender



                     By: /s/Michael B. Botthof
                         ----------------------------------------------
                         Name: Michael B. Botthof
                         Title: Vice President

                     Eaton Vance CDO VI Ltd.
                     By: Eaton Vance Management as Investment
                         Advisor, as a Lender



                     By: /s/Michael B. Botthof
                         ----------------------------------------------
                         Name: Michael B. Botthof
                         Title: Vice President


                     Grayson & Co.
                     By: Boston Management and Research as Investment
                         Advisor, as a Lender



                     By: /s/Michael B. Botthof
                         ----------------------------------------------
                         Name: Michael B. Botthof
                         Title: Vice President


                     Eaton Vance
                     VT Floating-Rate Income Fund
                     By: Eaton Vance Management as Investment
                         Advisor, as a Lender



                     By: /s/Michael B. Botthof
                         ----------------------------------------------
                         Name: Michael B. Botthof
                         Title: Vice President


                     Eaton Vance
                     Limited Duration Income Fund
                     By: Eaton Vance Management as Investment
                         Advisor, as a Lender



                     By: /s/Michael B. Botthof
                         ----------------------------------------------
                         Name: Michael B. Botthof
                         Title: Vice President


                     Tolli & Co.
                     By: Eaton Vance Management as Investment
                         Advisor, as a Lender



                     By: /s/Michael B. Botthof
                         ----------------------------------------------
                         Name: Michael B. Botthof
                         Title: Vice President

                     Fidelity Advisor Series II:
                     By: Fidelity Advisor Floating RAte High Income
                         Fund, as a Lender



                     By: /s/John H. Costello
                         ----------------------------------------------
                         Name: John H. Costello
                         Title: Assistant Treasurer


                     Ballyrock CLO II Limited
                     By: Ballyrock Investment Advisors LLC, as Collateral
                         Manager, as a Lender



                     By: /s/Lisa Rymut
                         ----------------------------------------------
                         Name: Lisa Rymut
                         Title: Assistant Treasurer


                     Ballyrock CLO I Limited
                     By: Ballyrock Investment Advisors LLC, as Collateral
                         Manager, as a Lender



                     By: /s/Lisa Rymut
                         ----------------------------------------------
                         Name: Lisa Rymut
                         Title: Assistant Treasurer


                     Flagship CLO 2000-1
                     By: Flagship Capital Management, Inc., as a Lender



                     By: /s/Colleen Cunniffe
                         ----------------------------------------------
                         Name: Colleen Cunniffe
                         Title: Director


                     Flagship CLO II
                     By: Flagship Capital Management, Inc., as a Lender



                     By: /s/Colleen Cunniffe
                         ----------------------------------------------
                         Name: Colleen Cunniffe
                         Title: Director


                     General Electric Capital Corporation, as a Lender



                     By: /s/Eric Herr
                         ----------------------------------------------
                         Name: Eric Herr
                         Title: Duly Authorized Signatory


                     HSBC Bank USA, National Association, as a Lender



                     By: /s/Patricia Tostanoski
                         ----------------------------------------------
                         Name: Patricia Tostanoski
                         Title: Vice President


                     LightPoint CLO-I, Ltd., as a Lender



                     By: /s/Timothy S. Van Kirk
                         ----------------------------------------------
                         Name: Timothy S. Van Kirk
                         Title: Managing Director

                     Longhorn CDO (Cayman) Ltd.
                     By: Merrill Lynch Investment Manager, L.P.,
                         as Investment Advisor, as a Lender



                     By: /s/Anthony Heyman
                         ----------------------------------------------
                         Name: Anthony Heyman
                         Title: Authorized Signatory


                     Longhorn CDO II, Ltd.
                     By: Merrill Lynch Investment Manager, L.P.,
                         as Investment Advisor, as a Lender



                     By: /s/Anthony Heyman
                         ----------------------------------------------
                         Name: Anthony Heyman
                         Title: Authorized Signatory


                     Longhorn CDO III, Ltd.
                     By: Merrill Lynch Investment Manager, L.P.,
                         as Investment Advisor, as a Lender



                     By: /s/Anthony Heyman
                         ----------------------------------------------
                         Name: Anthony Heyman
                         Title: Authorized Signatory

                     Oppenheimer Senior Floating Rate Fund, as a Lender



                     By: /s/Lisa Chaffee
                         ----------------------------------------------
                         Name: Lisa Chaffee
                         Title: Manager

                     Harbourview CLO IV, Ltd., as a Lender



                     By: /s/Lisa Chaffee
                         ----------------------------------------------
                         Name: Lisa Chaffee
                         Title: Manager


                     Harbourview CLO V, Ltd., as a Lender



                     By: /s/Lisa Chaffee
                         ----------------------------------------------
                         Name: Lisa Chaffee
                         Title: Manager


                     Foxe Basin CLO 2003, Ltd.
                     By: Royal Bank of Canada as Collateral Manager,
                         as a Lender



                     By: /s/Melissa Marano
                         ----------------------------------------------
                         Name: Melissa Marano
                         Title: Authorized Signatory


                     Sovereign Bank, as a Lender



                     By: /s/Daniel M. Grondin
                         ----------------------------------------------
                         Name: Daniel M. Grondin
                         Title: Senior Vice President


                     Wachovia Bank, N.A., as a Lender



                     By: /s/Dean Gorton
                         ----------------------------------------------
                         Name: Dean Gorton
                         Title: Vice President
                         Re: Second Amendment and Waiver to Credit Agreement


                     WhiteHorse I, Ltd., as a Lender
                     By: WhiteHorse Capital Partners, L.P., as Collateral
                         Manager



                     By: /s/Ethan M. Underwood
                         ----------------------------------------------
                         Name: Ethan M. Underwood, CFA
                         Title: Portfolio Manager


                     Metlife Bank National Association, as a Lender



                     By: /s/James R. Dinsler
                         ----------------------------------------------
                         Name: James R. Dinsler
                         Title: Director


                     Metropolitan Life Insurance Company, as a Lender


                     By: /s/James R. Dinsler
                         ----------------------------------------------
                         Name: James R. Dinsler
                         Title: Director

                                    EXHIBIT A
              Replacement Schedule 6.04(b) to the Credit Agreement
                                 [See attached]

                                                              Schedule 6.04(b)

                                                            Existing Investments

                                                            Ionics, Incorporated

                                                        Advances and Trade Payables


-----------------------------------------------------------------------------------------------------------------------------
             OWED TO                                             OWED BY                                         AMOUNT (USD)
-----------------------------------------------------------------------------------------------------------------------------
ELITE CHEMICALS PTY LTD                              IONICS ACAPULCO S.A. DE C.V.                                     52,285
-----------------------------------------------------------------------------------------------------------------------------
GLOBAL WATER SERVICES, S.A.                          IONICS (UK) LTD                                                 580,187
-----------------------------------------------------------------------------------------------------------------------------
GLOBAL WATER SERVICES, S.A.                          IONICS ITALBA S.P.A.                                             37,716
-----------------------------------------------------------------------------------------------------------------------------
IONICS (UK) LTD                                      GLOBAL WATER SERVICES, S.A.                                     344,456
-----------------------------------------------------------------------------------------------------------------------------
IONICS (UK) LTD                                      IONICS FRANCE S.A.                                            1,677,271
-----------------------------------------------------------------------------------------------------------------------------
IONICS (UK) LTD                                      IONICS IBERICA S.A.                                             383,277
-----------------------------------------------------------------------------------------------------------------------------
IONICS (UK) LTD                                      FAVOURABLE TRADING LIMITED                                    2,678,385
-----------------------------------------------------------------------------------------------------------------------------
IONICS (UK) LTD                                      IONICS ITALBA S.P.A.                                            205,702
-----------------------------------------------------------------------------------------------------------------------------
IONICS (UK) LTD                                      IONICS VENTURES LTD                                              46,180
-----------------------------------------------------------------------------------------------------------------------------
IONICS (UK) LTD                                      IONICS, INCORPORATED                                          1,134,524
-----------------------------------------------------------------------------------------------------------------------------
IONICS (UK) LTD                                      SEPARATIONS TECHNOLOGY UK                                     1,407,336
-----------------------------------------------------------------------------------------------------------------------------
IONICS ASIA PACIFIC PTE. LTD                         IONICS, INCORPORATED                                             99,658
-----------------------------------------------------------------------------------------------------------------------------
IONICS ASIA PACIFIC PTE. LTD                         SIEVERS INSTRUMENTS, INC.                                        75,465
-----------------------------------------------------------------------------------------------------------------------------
IONICS CARIBBEAN INVESTORS LTD                       IONICS CONSTRUCTORS TRINIDAD LTD                                608,647
-----------------------------------------------------------------------------------------------------------------------------
IONICS CONSTRUCTORS TRINIDAD LTD                     IONICS VENTURES LTD                                             180,833
-----------------------------------------------------------------------------------------------------------------------------
FIDELITY PUREWATER, INC.                             FAVOURABLE TRADING LIMITED                                    1,705,184
-----------------------------------------------------------------------------------------------------------------------------
FIDELITY PUREWATER, INC.                             IONICS, INCORPORATED                                         41,601,837
-----------------------------------------------------------------------------------------------------------------------------
IONICS FRANCE S.A.                                   IONICS ITALBA S.P.A.                                            259,969
-----------------------------------------------------------------------------------------------------------------------------
IONICS FRANCE S.A.                                   IONICS, INCORPORATED                                             31,737
-----------------------------------------------------------------------------------------------------------------------------
IONICS IBERICA, S.A.                                 IONICS ITALBA S.P.A.                                              5,832
-----------------------------------------------------------------------------------------------------------------------------
IONICS IBERICA, S.A.                                 IONICS, INCORPORATED                                          1,122,850
-----------------------------------------------------------------------------------------------------------------------------
FAVOURABLE TRADING LIMITED                           IONICS (UK) LTD                                                 359,162
-----------------------------------------------------------------------------------------------------------------------------
FAVOURABLE TRADING LIMITED                           IONICS, INCORPORATED                                             22,936
-----------------------------------------------------------------------------------------------------------------------------
IONICS ITALBA S.P.A.                                 IONICS (UK) LTD                                                     947
-----------------------------------------------------------------------------------------------------------------------------
IONICS ITALBA S.P.A.                                 IONICS FRANCE S.A.                                            1,225,087
-----------------------------------------------------------------------------------------------------------------------------
IONICS ITALBA S.P.A.                                 IONICS, INCORPORATED                                            104,643
-----------------------------------------------------------------------------------------------------------------------------
IONICS LIFE SCIENCES, INC.                           IONICS ULTRAPURE WATER CORP.                                        348
-----------------------------------------------------------------------------------------------------------------------------
IONICS TAIWAN, INC                                   IONICS ASIA PACIFIC PTY. LET.                                    11,200
-----------------------------------------------------------------------------------------------------------------------------
IONICS TAIWAN, INC                                   IONICS, INCORPORATED                                             36,154
-----------------------------------------------------------------------------------------------------------------------------
IONICS TAIWAN, INC                                   KUNSHAN IONICS                                                  174,058
-----------------------------------------------------------------------------------------------------------------------------
IONICS ULTRAPURE WATER CORP.                         IONICS LIFE SCIENCES, INC.                                       49,116
-----------------------------------------------------------------------------------------------------------------------------
IONICS ULTRAPURE WATER CORP.                         IONICS WATERTEC PTY. LTD                                        431,396
-----------------------------------------------------------------------------------------------------------------------------
IONICS ULTRAPURE WATER CORP.                         IONICS, INCORPORATED                                          2,594,922
-----------------------------------------------------------------------------------------------------------------------------
IONICS WATERTEC PTY. LTD                             IONICS, INCORPORATED                                              2,193
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 AQUA DESIGN, INC.                                            14,889,738
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS ACAPULCO S.A. DE C.V.                                  1,665,171
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS (UK) LTD                                               1,291,238
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS ASIA PACIFIC PTY. LTD                                  3,363,191
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS CARIBBEAN INVESTORS LTD                                    4,100
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS CONSTRUCTORS TRINIDAD LTD                             11,002,734
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 FIDELITY PUREWATER, INC.                                     17,701,270
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS IBERICA, S.A.                                          1,759,408
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 FAVOURABLE TRADING LIMITED                                    1,814,013
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS ITALBA S.P.A.                                          8,524,401
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS LIFE SCIENCES, INC.                                    6,337,685
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS TAIWAN, INC                                            1,545,809
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS ULTRAPURE WATER CORP.                                 35,791,147
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS WATER RESOURCES                                          695,068
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS WATERTEC PTY. LTD                                      2,552,568
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 KUNSHAN IONICS LIMITED                                          782,315
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 SIEVERS INSTRUMENTS, INC.                                         1,100
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 SEPARATIONS TECHNOLOGY INC                                    7,881,192
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 TORAY MEMBRANE AMERICA, INC.                                  5,430,000
-----------------------------------------------------------------------------------------------------------------------------
KUNSHAN IONICS LIMITED                               IONICS TAIWAN, INC                                               98,994
-----------------------------------------------------------------------------------------------------------------------------
SEPARATIONS TECHNOLOGY UK                            SEPARATIONS TECHNOLOGY INC                                      964,041
-----------------------------------------------------------------------------------------------------------------------------
SIEVERS INSTRUMENTS, INC.                            IONICS (UK) LTD                                               2,520,135
-----------------------------------------------------------------------------------------------------------------------------
SIEVERS INSTRUMENTS, INC.                            IONICS ASIA PACIFIC PTY. LTD                                    278,084
-----------------------------------------------------------------------------------------------------------------------------
SIEVERS INSTRUMENTS, INC.                            IONICS FRANCE S.A.                                              164,379
-----------------------------------------------------------------------------------------------------------------------------
SIEVERS INSTRUMENTS, INC.                            IONICS ITALBA S.P.A.                                             20,524
-----------------------------------------------------------------------------------------------------------------------------
SIEVERS INSTRUMENTS, INC.                            IONICS LIFE SCIENCES, INC.                                       21,085
-----------------------------------------------------------------------------------------------------------------------------
SIEVERS INSTRUMENTS, INC.                            IONICS TAIWAN, INC                                                  930
-----------------------------------------------------------------------------------------------------------------------------
SIEVERS INSTRUMENTS, INC.                            IONICS WATERTEC PTY. LTD                                          4,850
-----------------------------------------------------------------------------------------------------------------------------
SIEVERS INSTRUMENTS, INC.                            IONICS, INCORPORATED                                         20,854,981
-----------------------------------------------------------------------------------------------------------------------------
IONICS, IBERICA, S.A.                                IONICS, INCORPORATED                                          5,040,000
-----------------------------------------------------------------------------------------------------------------------------
IONICS FRANCE S.A.                                   IONICS, INCORPORATED                                          9,072,000
-----------------------------------------------------------------------------------------------------------------------------
IONICS, IBERICA, S.A.                                IONICS FRANCE S.A.                                            4,992,496
-----------------------------------------------------------------------------------------------------------------------------
IONICS, IBERICA, S.A.                                IONICS ITALBA S.P.A.                                          3,155,769
-----------------------------------------------------------------------------------------------------------------------------
IONICS, IBERICA, S.A.                                IONICS ITALBA S.P.A                                           3,786,922
-----------------------------------------------------------------------------------------------------------------------------
IONICS (U.K.) LIMITED                                IONICS FRANCE S.A.                                            5,921,244
-----------------------------------------------------------------------------------------------------------------------------
IONICS VENTURES LIMITED                              IONICS (BERMUDA) LTD                                          5,000,000
-----------------------------------------------------------------------------------------------------------------------------
IONICS VENTURES LIMITED                              IONICS ITALBA S.P.A                                           2,000,000
-----------------------------------------------------------------------------------------------------------------------------
IONICS VENTURES LIMITED                              IONICS CARIBBEAN INVESTORS LTD                               11,110,000
-----------------------------------------------------------------------------------------------------------------------------
IONICS VENTURES LIMITED                              IONICS TAIWAN, INC.                                           1,030,746
-----------------------------------------------------------------------------------------------------------------------------
IONICS VENTURES LIMITED                              IONICS WATER RESOURCES LTD                                    1,290,353
-----------------------------------------------------------------------------------------------------------------------------
IONICS VENTURES LIMITED                              IONICS, INCORPORATED                                         52,300,000
-----------------------------------------------------------------------------------------------------------------------------
IONICS (U.K.) LIMITED                                IONICS VENTURES LIMITED                                       2,250,000
-----------------------------------------------------------------------------------------------------------------------------
IONICS (U.K.) LIMITED                                IONICS, INCORPORATED                                          9,000,000
-----------------------------------------------------------------------------------------------------------------------------
AQUA DESIGN, INC.                                    AQUA DESIGN ANTIGUA LTD                                         136,325
-----------------------------------------------------------------------------------------------------------------------------
AQUA DESIGN, INC.                                    AQUA DESIGN ANGUILLA LTD                                        230,633
-----------------------------------------------------------------------------------------------------------------------------
AQUA DESIGN, INC.                                    AQUA DESIGN BAHAMAS LTD                                         297,343
-----------------------------------------------------------------------------------------------------------------------------
AQUA DESIGN, INC.                                    AQUA DESIGN CURACAO NV                                          573,057
-----------------------------------------------------------------------------------------------------------------------------
AQUA DESIGN, INC.                                    AQUA DESIGN VI, INC.                                            356,109
-----------------------------------------------------------------------------------------------------------------------------
AQUA DESIGN, INC.                                    AQUA DESIGN B.V.I. LTD                                           74,078
-----------------------------------------------------------------------------------------------------------------------------
AQUA DESIGN, INC.                                    AQUA DESIGN NETHERLAND ANTILLES N.V.                             15,296
-----------------------------------------------------------------------------------------------------------------------------
AQUA DESIGN, INC.                                    IONICS AQUA DESIGN BONAIRE N.V.                                 111,401
-----------------------------------------------------------------------------------------------------------------------------
AQUA DESIGN, INC.                                    IONICS FRESHWATER LTD                                            10,037
-----------------------------------------------------------------------------------------------------------------------------
AQUA DESIGN, INC.                                    BIMINI BAY WATER LTD                                            119,943
-----------------------------------------------------------------------------------------------------------------------------
SIEVERS INSTRUMENTS, INC.                            IONICS AGAR ENVIRONMENTAL LTD                                   212,460
-----------------------------------------------------------------------------------------------------------------------------
IONICS CARIBBEAN INVESTORS LTD                       HAFEEZ KARAMATH ENGINEERING SERVICES LIMITED                 11,748,786
-----------------------------------------------------------------------------------------------------------------------------


                                                  Investments in Project Subsidiaries

-----------------------------------------------------------------------------------------------------------------------------
                      INVESTOR                                           INVESTMENT                         AMOUNT (USD)
-----------------------------------------------------------------------------------------------------------------------------
IONICS IBERICA, S.A.                                 GRUPO EMPRESARIAL DE MEJORMIENTO AMBIETAL, S. DE              4,970,000
                                                     R.L. DE C.V.
-----------------------------------------------------------------------------------------------------------------------------
IONICS CARIBBEAN INVESTORS LTD                       DESALINATION COMPANY OF TRINIDAD AND TOBAGO                   5,471,740
-----------------------------------------------------------------------------------------------------------------------------
IONICS VENTURES LIMITED                              DESALINATION COMPANY OF TRINIDAD AND TOBAGO                  10,177,932
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 UTILITIES DEVELOPMENT COMPANY, W.L.L.                        15,200,000
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 MAAGAN DESALINATION LTD                                       1,300,000
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 CARMEL DESALINATION LTD*                                     13,300,000
                                                                                                                 (PROJECTED)
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 HAMMA WATER DESALINATION S.P.A.*                             45,600,000
                                                                                                                 (PROJECTED)
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS FRESHWATER LTD                                         1,100,000
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 WATLINGTON WATERWORKS LIMITED - BERMUDA                       2,735,670
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 JALAL IONICS                                                    534,755
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 AQUA COOL SAUDI ARABIA                                        1,490,044
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 AQUA COOL KUWAIT                                                456,800
-----------------------------------------------------------------------------------------------------------------------------
IONICS (BERMUDA) LTD                                 AQUA DESIGN LTD                                                  32,973
-----------------------------------------------------------------------------------------------------------------------------
IONICS IBERICA, S.A.                                 UTE EL REVENTON                                                 103,924
-----------------------------------------------------------------------------------------------------------------------------
IONICS IBERICA, S.A.                                 UTE TAMAIMO                                                       3,518
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 YUASA-IONICS CO LTD                                             721,480
-----------------------------------------------------------------------------------------------------------------------------

* Financial close has not yet been reached.

                                                    Investments in Foreign Subsidiaries

-----------------------------------------------------------------------------------------------------------------------------
                      INVESTOR                                           INVESTMENT                         AMOUNT (USD)
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS WATERTEC PTY LTD                                       1,896,012
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS ITALBA S.P.A.                                          1,321,251
-----------------------------------------------------------------------------------------------------------------------------
IONICS ITALBA S.P.A.                                 AGRINORD S.R.L.                                               2,093,765
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS VENTURES LIMITED                                      11,838,312
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS (UK) LTD                                               6,039,996
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS ACAPULCO, S.A. DE C.V.                                 1,665,320
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS AGAR ENVIRONMENTAL                                        76,892
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS ASIA PACIFIC PTE LTD                                   2,853,912
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS IBERICA, S.A.                                         15,448,647
-----------------------------------------------------------------------------------------------------------------------------
IONICS IBERICA, S.A.                                 PLANTAS DESALADORAS DE MASPALOMAS S.L. SOCIEDAD              11,010,370
                                                     UNIPERSONAL
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS (BERMUDA) LTD                                            552,000
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS TAIWAN, INC.                                           1,321,050
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS NEDERLAND B.V.                                            15,508
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS FRANCE S.A.                                              905,683
-----------------------------------------------------------------------------------------------------------------------------
IONICS FRANCE S.A.                                   IONICS WATER SERVICES                                            46,705
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS CONSTRUCTORS TRINIDAD LIMITED                                340
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS CARIBBEAN INVESTORS LTD                               10,661,628
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 HAMMA WATER DESALINATION S.P.A.                                 175,000
-----------------------------------------------------------------------------------------------------------------------------
IONICS, INCORPORATED                                 IONICS FRESHWATER LTD                                           625,000
-----------------------------------------------------------------------------------------------------------------------------
IONICS (BERMUDA) LTD                                 AQUA DESIGN B.V.I. LIMITED                                    1,728,125
-----------------------------------------------------------------------------------------------------------------------------
IONICS (BERMUDA) LTD                                 AQUA DESIGN ANGUILLA LIMITED                                  2,271,169
-----------------------------------------------------------------------------------------------------------------------------
IONICS (BERMUDA) LTD                                 AQUA DESIGN LIMITED CAYMAN                                      395,000
-----------------------------------------------------------------------------------------------------------------------------
AQUA DESIGN B.V.I. LIMITED                           KUNSHAN IONICS LIMITED                                          510,000
-----------------------------------------------------------------------------------------------------------------------------



                                              Ecolochem, Inc. and its Affiliated Entities

Pursuant to the Partnership Agreement dated September 18, 2001 between Nalco PWS, Inc. and Ecolochem JV Holdings, Inc., Ecolochem,
Inc. is obligated to provide capital contributions to the Joint Venture in the amount of $450,000.